EXHIBIT 10.1

EXECUTION VERSION

SEVENTH AMENDMENT TO TERM LOAN AGREEMENT

This Seventh Amendment to Term Loan Agreement (this “Amendment”) is entered into as of this 23rd day of January, 2024, among EASTERLY GOVERNMENT PROPERTIES LP, a Delaware limited partnership (the “Borrower”), EASTERLY GOVERNMENT PROPERTIES, INC., a Maryland corporation (the “Parent”), the entities listed on the signature pages hereto as the subsidiary guarantors from time to time (the “Subsidiary Guarantors” and, together with the Parent, the “Guarantors”), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the lenders (each a “Lender” and collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”) for the Lenders.

Recitals

The Borrower, the Administrative Agent and the Lenders have entered into a certain Term Loan Agreement dated as of September 29, 2016 (as amended by that certain First Letter Amendment dated as of October 28, 2016, that certain Second Amendment to Term Loan Agreement dated as of June 18, 2018, that certain Third Letter Amendment dated as of October 3, 2018, that certain Fourth Amendment to Term Loan Agreement dated as of July 23, 2021, that certain Fifth Amendment to Term Loan Agreement dated as of November 29, 2022 and that certain Sixth Amendment to Term Loan Agreement dated as of May 30, 2023, the “Loan Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement. The Borrower has requested that the Administrative Agent and the Lenders amend the Loan Agreement to extend the Maturity Date and the Administrative Agent and the Lenders are willing to make such amendment to the Loan Agreement in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article I

AMENDMENTS TO LOAN AGREEMENT

Clause (a) in the definition of “Maturity Date” in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and replaced with “(a) January 30, 2025,”.

Article II

CONDITIONS TO EFFECTIVENESS
2.1
Closing Conditions.
(a)
This Amendment shall become effective on the date (the “Amendment Effective Date”) that is the later of (1) the date hereof and (2) the first date on which, and only if, each of the following conditions precedent shall have been satisfied:
(i)
The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Guarantors;
(ii)
The Administrative Agent shall have received counterparts of this Amendment executed by each of the Lenders;

(iii)
The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Loan Party (or Responsible Officer of the general partner or managing member of any Loan Party) and of each general partner or managing member (if any) of each Loan Party certifying the names and true signatures of the officers of such Loan Party, or of the general partner or managing member of such Loan Party, authorized to sign this Amendment and any related Loan Documents to be delivered in connection with this Amendment; and
(iv)
All of the fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.
(b)
The effectiveness of this Amendment is further conditioned upon the accuracy of the factual matters described herein.
Article III

MISCELLANEOUS
3.1
Amended Terms. On and after the Amendment Effective Date, all references to the Loan Agreement in each of the Loan Documents shall hereafter mean the Loan Agreement as amended and modified by this Amendment. Except as specifically amended and modified hereby, the Loan Agreement and each of the other Loan Documents are hereby ratified and confirmed by the Loan Parties and shall remain in full force and effect according to their respective terms.
3.2
Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:
(a)
It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)
This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)
No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.
(d)
After giving effect to this Amendment, the representations and warranties set forth in Article IV of the Loan Agreement are true and correct in all material respects (unless qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true and correct in all respects and except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, and except further to the extent any such representations and warranties that are no longer true and correct as a result of factual changes since the Closing Date that are permitted under the Loan Agreement) as of the date hereof (except for those which expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).
(e)
As of the date hereof, to the knowledge of the Borrower, there exists no Default or Event of Default under any of the Loan Documents.

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(f)
The Obligations are not subject to any offsets, defenses or counterclaims.
3.3
Reaffirmation of Obligations. Except as specifically amended or modified hereby, each Loan Party hereby ratifies the Loan Agreement and the other Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Agreement and the other Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of the Obligations.
3.4
Loan Document. This Amendment shall constitute a Loan Document under the terms of the Loan Agreement. On and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Amendment”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended and modified by this Amendment. No amendment, modification, or waiver of any of the provisions of this Amendment by any party hereto shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto.
3.5
Expenses. Each Loan Party agrees jointly and severally to pay, in accordance with Section 9.04 of the Loan Agreement, all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable and documented fees and expenses of O’Melveny & Myers LLP, counsel for the Administrative Agent.
3.6
Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.
3.7
Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
3.8
Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means (e.g., PDF by e-mail) shall be effective as an original and shall constitute a representation that an original will be delivered. Copies of originals, including copies delivered by facsimile, .pdf, or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Amendment and each other Loan Document. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an electronic signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Without limitation of the foregoing, (a) to the extent the Administrative Agent has agreed to accept such electronic signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such electronic signature purportedly given by or on behalf of any Loan Party or any other party hereto without further verification and regardless of the appearance or form of such electronic signature and (b) upon the request of the Administrative Agent or any Lender, any electronic signature shall be promptly followed by a manually executed counterpart. Each Loan Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment and/or any other Loan Document based solely on the lack of paper original copies of this Amendment and/or such other Loan Document and (ii) any claim against the Administrative Agent or any Lender for any liabilities arising solely from such Person’s reliance on or use of electronic signatures,

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including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any electronic signature.
3.9
No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lender Parties, or the Administrative Agent’s or the Lender Parties’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Loan Agreement on or prior to the date hereof.
3.10
GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
3.11
Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
3.12
Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.16 and 9.18 of the Loan Agreement are hereby incorporated by reference, mutatis mutandis.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and take effect as an instrument under seal as of the date first set forth above.

BORROWER:

EASTERLY GOVERNMENT PROPERTIES LP,
a Delaware limited partnership

By:	EASTERLY GOVERNMENT PROPERTIES,
INC., a Maryland corporation,
its sole General Partner

By: /s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

PARENT:

EASTERLY GOVERNMENT PROPERTIES, INC., a Maryland corporation

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting
Officer

[Signatures continue]

[Signature Page to Seventh Amendment to Term Loan Agreement]

SUBSIDIARY GUARANTORS:

USGP ALBANY DEA, LLC, a Delaware limited
liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

USGP DALLAS DEA LP, a Delaware limited
partnership

By: USGP DALLAS 1 G.P., LLC, its general partner

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

USGP DEL RIO CH LP, a Delaware limited
partnership

By: USGP DEL RIO 1 G.P., LLC, its general partner

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

USGP FRESNO IRS, LLC, a Delaware limited
liability company

By: USGP FRESNO IRS MEMBER LLC, its sole
member

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

USGP SAN ANTONIO LP, a Delaware limited
partnership

By: USGP SAN ANTONIO GP, LLC, its general
partner

By:	/s/ Allison Marino
Name: Allison Marino Title: Chief Financial Officer and Chief Accounting Officer

[Signature Page to Seventh Amendment to Term Loan Agreement]

USGP ALBUQUERQUE USFS I, LLC, a Delaware limited liability company

By: USGP ALBUQUERQUE USFS I MEMBER, LLC, its sole member

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

USGP II ARLINGTON PTO LP, a Delaware
limited partnership

By: USGP II ARLINGTON PTO GENERAL PARTNER LLC,
its general partner

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

USGP II LAKEWOOD DOT LP, a Delaware limited partnership

By: USGP II LAKEWOOD DOT GENERAL PARTNER LLC, its general partner

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

USGP II LITTLE ROCK FBI LP, a Delaware limited partnership

By: USGP II LITTLE ROCK FBI GENERAL PARTNER LLC, its general partner

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

USGP II MARTINSBURG USCG LP, a Delaware

[Signature Page to Seventh Amendment to Term Loan Agreement]

limited partnership

By: USGP II MARTINSBURG USCG GENERAL PARTNER LLC, its general partner

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

USGP II OMAHA FBI LP, a Delaware limited partnership

By: USGP II OMAHA FBI GENERAL PARTNER LLC, its general partner

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP CH EL CENTRO LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP DEA NORTH HIGHLANDS LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino Title: Chief Financial Officer and Chief Accounting Officer

EGP DEA RIVERSIDE LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP DEA SANTA ANA LLC, a Delaware limited liability company

[Signature Page to Seventh Amendment to Term Loan Agreement]

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP DEA VISTA LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP DEA WH SAN DIEGO LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP SSA SAN DIEGO LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP HUNTER LUBBOCK LP, a Delaware limited partnership

By: EGP LUBBOCK GP LLC, its general partner

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP CH ABERDEEN LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

[Signature Page to Seventh Amendment to Term Loan Agreement]

EGP 2297 OTAY LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP USCIS LINCOLN LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP DEA Lab Dallas LP, a Delaware limited partnership

By: EGP DEA LAB DALLAS GENERAL PARTNER LLC, its general partner

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 1970 RICHMOND LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 5441 ALBUQUERQUE LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 601 OMAHA LLC, a Delaware limited liability company

[Signature Page to Seventh Amendment to Term Loan Agreement]

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 920 BIRMINGHAM LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 300 KANSAS CITY LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 1000 BIRMINGHAM LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 200 ALBANY LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 401 SOUTH BEND LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 5425 SALT LAKE LLC, a Delaware limited liability company

[Signature Page to Seventh Amendment to Term Loan Agreement]

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 1540 SOUTH BEND LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 1201 ALAMEDA LLC, a Delaware limited liability company
By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 10749 LENEXA LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 1547 TRACY LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer
EGP 5855 SAN JOSE LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 10824 DALLAS LP, a Delaware limited partnership

[Signature Page to Seventh Amendment to Term Loan Agreement]

By: EGP 10824 DALLAS GENERAL PARTNER LLC, its
general partner

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 130 BUFFALO LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 320 CLARKSBURG LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 320 PARKERSBURG LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 500 CHARLESTON LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 2300 DES PLAINES LLC, a Delaware limited liability company

By:	/s/ Allison Marino

[Signature Page to Seventh Amendment to Term Loan Agreement]

Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 3311 PITTSBURGH LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 85 CHARLESTON LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 7400 BAKERSFIELD LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 1440 UPPER MARLBORO LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 836 BIRMINGHAM LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 22624 STERLING LLC, a Delaware limited liability company

[Signature Page to Seventh Amendment to Term Loan Agreement]

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 1201 PORTLAND LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer
EGP 116 SUFFOLK LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 2901 NEW ORLEANS LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 11201 LENEXA LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 14101 TUSTIN LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

ORANGE VA LLC, a Delaware limited liability company

By: EGP WEST HAVEN LLC, its sole member

[Signature Page to Seventh Amendment to Term Loan Agreement]

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 660 EL PASO LP, a Delaware limited partnership

By: EGP 660 EL PASO GENERAL PARTNER LLC, its general member

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP CHICO LLC, a Delaware limited liability company

/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 4444 MOBILE LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP CHICO LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 200 MOBILE LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

[Signature Page to Seventh Amendment to Term Loan Agreement]

EGP 4136 NORTH CHARLESTON LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

PHOENIX VA LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino Title: Chief Financial Officer and Chief Accounting Officer

EGP DEA PLEASANTON LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 654 LOUISVILLE LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 717 LOUISVILLE LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 1501 KNOXVILLE LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

[Signature Page to Seventh Amendment to Term Loan Agreement]

EGP 318 SPRINGFIELD LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 7220 KANSAS CITY LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 925 Brooklyn Heights LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

West Indy VA LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

EGP 17101 Broomfield LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

LUBBOCK VA LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief

[Signature Page to Seventh Amendment to Term Loan Agreement]

Accounting Officer

JOHNSON COUNTY VA LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

Chattanooga VA LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer

SAN ANTONIO VA LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer
BIRMINGHAM VA LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino Title: Chief Financial Officer and Chief Accounting Officer

COBB COUNTY VA LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer COLUMBUS VA LLC, a Delaware limited liability company

[Signature Page to Seventh Amendment to Term Loan Agreement]

By:	/s/ Allison Marino
Name: Allison Marino
Title: Chief Financial Officer and Chief Accounting Officer
EGP 5525 Tampa LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino Title: Chief Financial Officer and Chief Accounting Officer

EGP 2146 COUNCIL BLUFFS LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino Title: Chief Financial Officer and Chief Accounting Officer

CORPUS CHRISTI LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino Title: Chief Financial Officer and Chief Accounting Officer

EGP 1065 ANAHEIM LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino Title: Chief Financial Officer and Chief Accounting Officer

EGP 1500 ATLANTA LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino Title: Chief Financial Officer and Chief Accounting Officer

[Signature Page to Seventh Amendment to Term Loan Agreement]

EGP 2400 NEWPORT NEWS LLC, a Delaware limited liability company

By:	/s/ Allison Marino
Name: Allison Marino Title: Chief Financial Officer and Chief Accounting Officer

[Signature Page to Seventh Amendment to Term Loan Agreement]

The foregoing Amendment is hereby consented to, acknowledged and agreed as of the date hereof.

PNC BANK, NATIONAL ASSOCIATION,
as the Administrative Agent and a Lender

By: /s/ Shari Reams-Henofer
Name: Shari Reams-Henofer
Title: Senior Vice President

[Signature Page to Seventh Amendment to Term Loan Agreement]

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Germaine Korhone
Name: Germaine Korhone
Title: Senior Vice President

TRUIST BANK, as a Lender

By: /s/ C. Vincent Hughes, Jr.
Name: C. Vincent Hughes, Jr.
Title: Senior Vice President